                              SUBJECT TO REVISION

                     SERIES TERM SHEET DATED JULY 15, 1999

[Logo of Capital One appears here]

                                  Master Trust
  $400,000,000 Class A Floating Rate Asset Backed Certificates, Series 1999-3
   $50,000,000 Class B Floating Rate Asset Backed Certificates, Series 1999-3

                     Capital One Bank, Seller and Servicer

 The Class  A  Floating Rate  Asset  Backed Certificates,  Series  1999-3 (the
  "Class  A  Certificates")  and  the  Class B  Floating  Rate  Asset  Backed
   Certificates, Series  1999-3 (the  "Class  B Certificates"  and, together with the Class  A Certificates, the  "Investor Certificates") represent interests in  the Capital One Master  Trust (the "Trust") and  do not
      represent interests  in or obligations  of Capital One Bank  or any affiliate thereof.  An Investor Certificate is not a  deposit and is  not insured  by the Federal  Deposit Insurance  Corporation
         (the "FDIC"). The receivables  are not insured or  guaranteed
           by  the  FDIC   or  any  other   governmental  agency   or
            instrumentality.

 THIS SERIES TERM  SHEET CONTAINS STRUCTURAL AND  COLLATERAL INFORMATION ABOUT
  THE INVESTOR CERTIFICATES. HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN
   COMPLETE INFORMATION ABOUT THE OFFERING OF THE INVESTOR CERTIFICATES. THE
    INFORMATION PROVIDED  HEREIN IS PRELIMINARY  AND WILL  BE SUPERSEDED BY
     THE INFORMATION CONTAINED IN THE  FINAL PROSPECTUS SUPPLEMENT AND THE
      PROSPECTUS.  PURCHASERS ARE  URGED  TO READ  BOTH  THE   PROSPECTUS
       SUPPLEMENT AND THE PROSPECTUS.

 THIS  SERIES TERM  SHEET  SHALL  NOT  CONSTITUTE  AN  OFFER  TO  SELL OR  THE
  SOLICITATION OF  AN OFFER  TO BUY,  NOR SHALL  THERE BE  ANY SALE  OF THESE
   SECURITIES IN ANY  STATE IN WHICH SUCH OFFER, SOLICITATION  OR SALE WOULD
    BE   UNLAWFUL  PRIOR  TO   REGISTRATION  OR  QUALIFICATION   UNDER  THE
     SECURITIES   LAWS  OF  ANY   SUCH  STATE.   SALES  OF  THE   INVESTOR
       CERTIFICATES MAY  NOT  BE  CONSUMMATED UNLESS  THE  PURCHASER  HAS
        RECEIVED  BOTH  THE  FINAL  PROSPECTUS     SUPPLEMENT  AND  THE
         PROSPECTUS.

                                 ------------
                    Underwriters of the Class A Certificates

Credit Suisse First Boston
            Barclays Capital
                                Lehman Brothers
                                                      Morgan Stanley Dean Witter

                    Underwriters of the Class B Certificates

Credit Suisse First Boston                                       Lehman Brothers

  This Series Term Sheet will be superseded in its entirety by the information appearing in the final Prospectus Supplement, the Prospectus and the Series 1999-3 Supplement to the Pooling Agreement.

Trust........................  Capital One Master Trust (the "Trust"). The as-
                                sets of the Trust (the "Trust Assets") include receivables (the "Receivables") generated from time to time in a portfolio of consumer re-volving credit card accounts and other con-sumer revolving accounts (the "Accounts"), funds collected or to be collected from accountholders in respect of the Receivables, the right to receive certain interchange at-tributed to accountholder charges for merchan-dise and services in certain of the Accounts, recoveries (net of collection expenses) and proceeds of credit insurance policies relating to the Receivables, monies on deposit in cer-tain accounts of the Trust, monies on deposit as collateral, if any, relating to secured Ac-counts and any credit enhancement with respect to a particular series or class.

Title of Securities..........  $400,000,000 Class A Floating Rate Asset Backed
                                Certificates, Series 1999-3 (the "Class A
                                Certificates") and $50,000,000 Class B
                                Floating Rate Asset Backed Certificates,
                                Series 1999-3 (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates"). In addition, the Trust will issue $50,000,000 of its Collateral Interest, Series 1999-3 (the "Collateral Interest" and, together with the Investor Certificates, the "Series 1999-3 Interests"). Only the Investor Certificates are offered hereby.

The Investor Certificates;
 the Collateral Interest.....  Each of the Series 1999-3 Interests represents a specified undivided interest in certain as-sets of the Trust. The portion of the Trust Assets allocated to the holders of the Series 1999-3 Interests will be allocated among the holders of the Class A Certificates (the "Class A Certificateholders' Interest"), the holders of the Class B Certificates (the "Class B Certificateholders' Interest") and the holder of the Collateral Interest (the "Collateral Interest Holder's Interest"). The specified undivided interest in the Trust As-sets represented by the Collateral Interest in the initial amount of $50,000,000 (an amount that represents 10.0% of the Initial Invested Amount) constitutes the credit enhancement for the Investor Certificates.

                               The Investor Certificates will be issued pursu-
                                ant to a Pooling and Servicing Agreement (the "Pooling Agreement") between a predecessor of Capital One Bank (the "Bank"), as seller and servicer, and The Bank of New York, as trustee (the "Trustee"), and a Series 1999-3 Supple-ment to the Pooling Agreement (the "Series 1999-3 Supplement").

                               The aggregate amount of principal Receivables
                                allocated to the Class A Certificateholders'
                                Interest, the Class B Certificateholders' In-terest and the Collateral Interest Holder's Interest (as more fully defined in the Pro-spectus Supplement, the "Invested

                               Amount") will be $500,000,000 on the Series Is-suance Date (the "Initial Invested Amount").

                              The aggregate amount of principal Receivables
                               allocable to the Class A Certificateholders'
                               Interest (the "Class A Invested Amount") will be $400,000,000 on the Series Issuance Date. The aggregate amount of principal Receivables allocable to the Class B Certificateholders' Interest (the "Class B Invested Amount") will be $50,000,000 on the Series Issuance Date. The aggregate amount of principal Receivables allo-cable to the Collateral Interest Holder's In-terest (the "Collateral Invested Amount") will be $50,000,000 on the Series Issuance Date.

                              The Class A Certificates will represent the
                               right to receive from the assets of the Trust allocated to the Class A Certificateholders' Interest funds up to (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Cer-tificate Rate, and the payment of principal on the Expected Final Payment Date to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circum-stances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the Trust allocated to the Class B Certificateholders' Interest funds up to (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Cer-tificate Rate, and the payment of principal on the Expected Final Payment Date to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circum-stances).

Class A Certificate Rate....  One-Month LIBOR plus [ ]%.

Class B Certificate Rate....  One-Month LIBOR plus [ ]%.

Receivables.................  The aggregate amount of Receivables in the Ac-
                               counts as of July 2, 1999 was
                               $10,958,535,065.12, consisting of
                               $10,622,083,908.92 of principal Receivables and $336,451,156.20 of finance charge Receivables.

Series Cut-off Date.........  July 1, 1999

Series Issuance Date........  July  , 1999

Interest Payment Dates......  Interest on the Investor Certificates will be distributed on the 15th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Dis-tribution Date"), commencing August 16, 1999. The Class A Certificates will accrue interest for each Distribution Date in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360,
                               (b) the Class A Certificate Rate
                               and (c) the outstanding principal amount of the Class A Certificates as of the last day of the preceding calendar month. The Class B Certifi-cates will accrue interest for each Distribu-tion Date in an amount equal to the product of
                               (a) the actual number of days in the related
                               Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding prin-cipal amount of the Class B Certificates as of the last day of the preceding calendar month. The "Interest Period" with respect to any Dis-tribution Date will be the period from the pre-vious Distribution Date through the day preced-ing such Distribution Date, except that the initial Interest Period will be the period from the Series Issuance Date through the day pre-ceding the initial Distribution Date. "LIBOR" means the London interbank offered quotations for one-month United States dollar deposits prevailing on the date that LIBOR is deter-
                               mined. The Trustee will determine LIBOR on July
                                , 1999 for the period from the Series Issuance
                               Date through and including August 15, 1999 and
                               on the second business day prior to each Dis-tribution Date thereafter for the period from and including such Distribution Date through the day preceding the next succeeding Distribu-tion Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be paid on the Expected Final Payment Date, but may be paid earlier or later under certain cir-cumstances.

Expected Final Payment
 Date.......................  The July 2006 Distribution Date.

Series 1999-3 Termination
 Date.......................  The final distribution of principal and interest on the Investor Certificates will be made no later than the September 2009 Distribution Date.

Other Series................  As of the date hereof, the Trust has issued twenty-six other series of investor certifi-cates, seventeen of which are still outstand-ing.

Subordination...............  The fractional undivided interest in the Trust
                               Assets allocable to the Class B Certificates and the Collateral Interest will be subordi-nated to the extent necessary to fund payments with respect to the Class A Certificates. In addition, the Collateral Interest will be sub-ordinated to the extent necessary to fund cer-tain payments with respect to the Class B Cer-tificates.

                              If the Collateral Invested Amount is reduced to
                               zero, the holders of the Class B Certificates will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collec-tions of finance charge Receivables allocated to the Class B Certificateholders' Interest in subsequent months will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the hold-ers of the Class B Certificates will be re-duced.

ERISA Considerations.........  Subject to important considerations described in the Prospectus Supplement and in the
                                Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

                               The Class B Certificates are not eligible for
                                purchase by persons investing assets of
                                employee benefit plans or individual
                                retirement accounts other than an insurance company investing assets of its general account.


Class A Certificate Rating...  It is a condition to the issuance of the Class
                                A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency.

Class B Certificate Rating...  It is a condition to the issuance of the Class
                                B Certificates that they be rated in one of the three highest rating categories by at least one nationally recognized rating agency.

                    Composition and Historical Performance
                       of the Bank Credit Card Portfolio

General

  The Accounts included in the Trust (the "Trust Portfolio") were selected from the Bank's consumer revolving receivable portfolio (the "Bank Portfolio") based on the eligibility criteria specified in the Pooling Agreement. The Trust Portfolio is comprised of the majority of eligible Receivables in the Bank Portfolio as of the Series Cut-Off Date. The Trust Portfolio also includes certain charged-off accounts with zero balances (the "Zero Balance Accounts"), the recoveries on which will be treated as collections of finance charge Receivables. The Bank plans to continue to add Zero Balance Accounts to the Trust from time to time.

  The Bank Portfolio is primarily comprised of accounts originated by the Bank from 1992 to 1999, regardless of whether such accounts meet the eligibility requirements specified in the Pooling Agreement. Although such accounts were not originated using identical underwriting criteria, the receivables arising under such accounts are assessed finance charges having the following pricing characteristics. The annual percentage rate on such receivables is either a relatively low introductory rate converting to a higher rate at the end of an introductory period, a low fixed rate of generally 9% to 13% or a non-introductory rate generally ranging between approximately 13% and 25%. Low introductory rates generally range from approximately 5% to 10% for introductory periods of 6 to 18 months after which the rate converts to an annual percentage rate generally between approximately 13% and 17%. The annual percentage rate is either a fixed rate or a variable rate that adjusts periodically according to an index. Non-introductory rate products (excluding the low fixed-rate products) are more customized products and generally include secured cards, affinity and joint account cards, college student cards and other cards targeted to certain other market segments. Historically, these non-introductory rate cards tend to have lower credit lines, balances that build over time, less attrition, higher margins (including fees) and, in some cases, higher delinquencies and credit losses than the Bank's traditional low introductory rate products. The number of low fixed-rate products and non-introductory rate products in the Bank Portfolio has been increasing, and as the number of these accounts increases and as such accounts season, the characteristics of these accounts as described in the preceding sentence will have a more significant effect on the Bank Portfolio. Receivables added to the Trust have and will include such low fixed-rate and non-introductory rate credit card receivables, which at the Series Issuance Date constitute, and at any given time thereafter may constitute, a material portion of the Trust Portfolio.

  In the fourth quarter of 1997, the Bank adopted a more conservative accounting methodology for charge-offs and made an adjustment to its recognition of finance charges and fee income. The Bank modified its methodology for charging off credit card loans (net of any collateral) to 180 days past-due, from the prior practice of charging off loans during the billing cycle after 180 days past-due. This resulted in adjustments to delinquencies and losses, as well as a reduction in revenue as a result of a reversal of previously accrued finance charges and fee income. In addition, the Bank also began recognizing the estimated uncollectible portion of finance charges and fee income receivables, which resulted in a decrease in loans and a corresponding decrease in revenue. The 1997 impact of these adjustments is shown as a footnote in the tables that follow.

Delinquency and Loss Experience

  Because new accounts usually initially exhibit lower delinquency rates and credit losses, the growth of the Bank Portfolio from approximately $1.985 billion at year end 1992, to approximately $14.906 billion as of the end of June 1999, has had the effect of significantly lowering the charge-off and delinquency rates for the entire portfolio from what they otherwise would have been. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, it is expected that the charge-off rates and delinquencies will increase over time. The Bank's delinquency and net loss rates at any time reflect, among other factors, the quality of the credit card loans, the average seasoning of the Bank's accounts, the success of the Bank's collection efforts, the product mix of the portfolio and general economic conditions.

  The following tables set forth the delinquency and loss experience for the Bank Portfolio for each of the periods shown. The Bank Portfolio includes groups of accounts each created in connection with a particular solicitation, which may, when taken individually, have delinquency and loss characteristics different from those of the overall Bank Portfolio. As of July 2, 1999, the Trust Portfolio represented approximately 48% and 73% of the Bank Portfolio by account and receivables outstanding, respectively. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual delinquency and loss experience for the Receivables is different from that set forth below for the Bank Portfolio. There can be no assurance that the delinquency and loss experience for the Receivables will be similar to the historical experience set forth below for the Bank Portfolio.

           Delinquencies as a Percentage of the Bank Portfolio(1)(2)
                            (Dollars in Thousands)

                                                                          At Year End
                                               -----------------------------------------------------------------
                               Month End
                             June 30, 1999             1998                 1997(3)                1996
                         --------------------- --------------------- --------------------- ---------------------
Number of Days           Delinquent            Delinquent            Delinquent            Delinquent
Delinquent                 Amount   Percentage   Amount   Percentage   Amount   Percentage   Amount   Percentage
--------------           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
30 - 59 days............  $277,591     1.86%    $276,021     1.83%    $309,440     2.35%    $261,165     2.16%
60 - 89 days............   166,997     1.12      164,696     1.09      202,735     1.54      151,218     1.25
90 + days...............   280,733     1.89      286,135     1.89      323,803     2.46      335,986     2.78
                          --------     ----     --------     ----     --------     ----     --------     ----
 Total..................  $725,321     4.87%    $726,852     4.81%    $835,978     6.35%    $748,369     6.19%
                          ========     ====     ========     ====     ========     ====     ========     ====

--------
(1) The percentages are the result of dividing the delinquent amount by end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of month end delinquencies in each category for the period. The end of period receivables outstanding at year end 1998, 1997 and 1996 were $15,108,050, $13,155,103 and $12,092,872, respectively. The end of period receivables outstanding as of June 30, 1999 were $14,906,220.
(2) Figures and percentages in this table are reported on a processing month basis.
(3) The total delinquencies greater than or equal to 30 days as a percentage of the Bank Portfolio would have been 7.13% without the adjustments discussed above under "--General."

                    Loss Experience for the Bank Portfolio
                            (Dollars in Thousands)

                                                     Year Ended
                                         -------------------------------------
                            Six  Months
                               Ended
                               June
                             30, 1999       1998        1997(1)       1996
                            -----------  -----------  -----------  -----------
Average Receivables
 Outstanding..............  $14,825,758  $13,618,769  $12,103,362  $11,028,180
Gross Losses..............  $   404,540  $   930,334  $   895,434  $   509,689
Gross Losses as a
 Percentage of Average
 Receivables
 Outstanding(2)...........         5.46%        6.83%        7.40%        4.62%
Recoveries................  $   128,639  $   174,713  $    74,902  $    37,166
Net Losses................  $   275,901  $   755,621  $   820,532  $   472,523
Net Losses as a Percentage
 of Average Receivables
 Outstanding(2)...........         3.72%        5.55%        6.78%        4.28%

--------
(1) Net Losses as a percentage of Average Receivables Outstanding would have been 6.40% without the change in charge-off methodology discussed above under "--General."
(2) The percentages reflected for the six months ended June 30, 1999 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

Revenue Experience

  The following table sets forth the revenues from finance charges and fees billed and interchange received with respect to the Bank Portfolio for the periods shown.


                   Revenue Experience for the Bank Portfolio
                            (Dollars in Thousands)

                                                     Year Ended
                                         -------------------------------------
                            Six Months
                               Ended
                               June
                             30, 1999       1998        1997(2)       1996
                            -----------  -----------  -----------  -----------
Average Receivables
 Outstanding..............  $14,825,758  $13,618,769  $12,103,362  $11,028,180
Finance Charges and
 Fees(1)..................  $ 1,868,113  $ 3,165,960  $ 2,434,650  $ 1,904,885
Yield from Finance Charges
 and Fees(3)..............        25.20%       23.25%       20.12%       17.27%
Interchange...............  $   119,942  $   165,115  $   109,394  $    97,892
Yield from
 Interchange(3)...........         1.62%        1.21%        0.90%        0.89%

--------
(1) Finance Charges and Fees does not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees includes monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit charges and other miscellaneous fees.
(2) Yield from Finance Charges and Fees would have been 20.66% without the adjustments discussed above under
   "--General."
(3) The percentages reflected for the six months ended June 30, 1999 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

  Because the Trust Portfolio is only a portion of the Bank Portfolio, actual revenue experience for the Receivables is different from that set forth above for the Bank Portfolio. There can be no assurance that the yield experience for the Receivables in the future will be similar to the historical experience set forth above for the Bank Portfolio. In addition, revenue from the Receivables will depend on the types of fees and charges assessed on the Accounts, and could be adversely affected by future changes made by the Bank or the servicer in such fees and charges or by other factors.

  The revenue for the accounts in the Bank Portfolio shown in the above table is comprised of three primary components: monthly periodic rate finance charges, the amortized portion of annual membership fees and other service charges, such as cash advance fees, late charges, overlimit fees and other miscellaneous fees. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases. Furthermore, as the Bank Portfolio experiences growth in receivables through account origination and account management balance transfer programs which are assessed low introductory periodic rate finance charges and to the extent the Bank chooses to waive all or part of the rate increase for selected accounts in an effort to profitably retain balances, the yield related to monthly periodic rate finance charges would be adversely affected. The yield related to service charges varies with the type and volume of activity in and the amount of each account, as well as with the number of delinquent accounts. As account balances increase, annual membership fees, which remain constant, represent a smaller percentage of the aggregate account balances.

Payment Rates

  The following table sets forth the highest and lowest accountholder monthly payment rates for the Bank Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be payments of principal Receivables and finance charge Receivables for the Accounts.

                      Accountholder Monthly Payment Rates
                           for the Bank Portfolio(1)

                                               Six Months      Year Ended
                                                  Ended     -------------------
                                              June 30, 1999 1998   1997   1996
                                              ------------- -----  -----  -----
Lowest Month(2)..............................     12.10%    10.86%  9.66%  8.54%
Highest Month(2).............................     14.93%    12.64% 10.74% 10.97%
Average Payment Rate for the Period..........     13.67%    11.71% 10.20%  9.83%

--------
(1) The monthly payment rates include amounts which are payments of principal Receivables and finance charge Receivables with respect to the Accounts.
(2) The monthly payment rates are calculated as the total amount of payments received during the month divided by the average monthly receivables outstanding for each month.

                                THE RECEIVABLES

  The Receivables in the Trust Portfolio, as of July 2, 1999 included $10,622,083,908.92 of principal Receivables and $336,451,156.20 of finance charge Receivables. The Accounts had an average balance of $1,215.94 and an average credit limit of $3,770.68. The percentage of the aggregate total Receivables balance to the aggregate total credit limit was 34%. The average age of the Accounts was approximately 36 months. As of July 2, 1999, all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which 67% were standard accounts and 33% were premium accounts, and the aggregate Receivables balances of standard accounts and premium accounts, as a percentage of the total aggregate Receivables, were 37% and 63%, respectively. Since the formation of the Trust, and prior to the Series Issuance Date, the Bank has added approximately $21.0 billion principal amount of Receivables in additional Accounts to the Trust. The Receivables arising under such accounts added to the Trust since its formation are generally assessed finance charges having the following pricing characteristics. The annual percentage rate on such Receivables is either a relatively low introductory rate converting to a higher rate at the end of an introductory period, a low fixed rate of generally 9% to 13% or a non-introductory rate generally ranging between approximately 13% and 25%. Low introductory rates generally range from approximately 5% to 10% for introductory periods of 6 to 18 months, after which the rate converts to an annual percentage rate generally between approximately 13% and 17%. The annual percentage rate is either a fixed rate or a variable rate that adjusts periodically according to an index. Non-introductory rate products (excluding the low fixed-rate products) are more customized products and generally include secured cards, affinity and joint account cards, college student cards and other cards targeted to certain other market segments. Historically, these non-introductory rate cards tend to have lower credit lines, balances that build over time, less attrition, higher margins (including fees) and, in some cases higher delinquencies and credit losses than the Bank's traditional low introductory rate products. The number of low fixed-rate products and non-introductory rate products in the Trust Portfolio has been increasing, and as the number of these accounts increases and as such accounts season, the characteristics of these accounts as described in the preceding sentence will have a more significant effect on the Trust Portfolio. Receivables added to the Trust have and will include such low fixed-rate and non-introductory rate credit card receivables, which at the Series Issuance Date constitute, and at any given time thereafter may constitute, a material portion of the Trust Portfolio.

  As of July 2, 1999, approximately 40% of the Trust Portfolio accounts were assessed a variable rate periodic finance charge and approximately 60% were assessed a fixed rate periodic finance charge.

  The following tables summarize the Trust Portfolio by various criteria as of July 2, 1999. References to "Receivables Outstanding" in the following tables include both finance charge Receivables and principal Receivables. Because the future composition and product mix of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                        Composition by Account Balance
                                Trust Portfolio

                                    Percentage                     Percentage
                                     of Total                       of Total
                          Number of Number of     Receivables      Receivables
Account Balance Range     Accounts   Accounts     Outstanding      Outstanding
---------------------     --------- ---------- ------------------  -----------
Credit Balance(1)........   149,630     1.73%  $   (14,007,950.06)    (0.13)%
No Balance(2)............ 1,672,417    19.40                 0.00      0.00
More than $0 and less
 than or equal to
 $1,500.00............... 4,908,223    56.93     2,457,985,023.81     22.43
$1,500.01-$5,000.00...... 1,264,704    14.67     3,737,728,333.53     34.11
$5,000.01-$10,000.00.....   536,782     6.23     3,622,187,756.84     33.05
Over $10,000.00..........    89,931     1.04     1,154,641,901.00     10.54
                          ---------   ------   ------------------    ------
  TOTAL.................. 8,621,687   100.00%  $10,958,535,065.12    100.00%
                          =========   ======   ==================    ======

--------
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of the unpaid balance on an Account. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future. Zero Balance Accounts are not included in these figures.

                        Composition by Credit Limit(1)
                                Trust Portfolio

                                     Percentage                    Percentage
                                      of Total                      of Total
                           Number of Number of     Receivables     Receivables
Credit Limit Range         Accounts   Accounts     Outstanding     Outstanding
------------------         --------- ---------- ------------------ -----------
Less than or equal to
 $1,500.00................ 4,471,361    51.86%  $ 1,916,815,815.49    17.49%
$1,500.01-$5,000.00....... 1,290,637    14.97     1,747,183,758.26    15.94
$5,000.01-$10,000.00...... 2,335,355    27.09     4,851,380,132.18    44.27
Over $10,000.00...........   524,334     6.08     2,443,155,359.19    22.30
                           ---------   ------   ------------------   ------
  TOTAL................... 8,621,687   100.00%  $10,958,535,065.12   100.00%
                           =========   ======   ==================   ======

--------
(1) References to "Credit Limit" herein include both the line of credit established for purchases, cash advances and balance transfers as well as receivables originated under temporary extensions of credit through account management programs. Credit limits relating to these temporary extensions decrease as cardholder payments are applied to these receivables.

                       Composition by Payment Status(1)
                                Trust Portfolio

                                       Percentage                    Percentage
                                        of Total                      of Total
                             Number of Number of     Receivables     Receivables
Payment Status               Accounts   Accounts     Outstanding     Outstanding
--------------               --------- ---------- ------------------ -----------
Current to 29 days(2)....... 8,144,172    94.46%  $10,347,005,528.97    94.42%
Past due 30 - 59 days.......   213,602     2.48       251,152,438.43     2.29
Past due 60 - 89 days.......   105,672     1.22       128,236,284.93     1.17
Past due 90+ days...........   158,241     1.84       232,140,812.79     2.12
                             ---------   ------   ------------------   ------
  Total..................... 8,621,687   100.00%  $10,958,535,065.12   100.00%
                             =========   ======   ==================   ======

--------
(1) Payment Status is determined as of the prior statement cycle date.
(2) Accounts designated as current include accounts on which the minimum payment has not been received prior to the second billing date following the issuance of the related bill.

                           Composition by Account Age
                                Trust Portfolio

                                       Percentage                    Percentage
                                        of Total                      of Total
                             Number of Number of     Receivables     Receivables
Account Age                  Accounts   Accounts     Outstanding     Outstanding
-----------                  --------- ---------- ------------------ -----------
Not More than 6 Months......   316,721     3.67%  $   715,169,024.08     6.53%
Over 6 to 12 Months.........   649,685     7.54     1,607,933,262.06    14.67
Over 12 to 24 Months........ 2,315,461    26.86     2,886,392,329.03    26.34
Over 24 to 36 Months........ 1,814,639    21.05     1,209,735,632.27    11.04
Over 36 to 48 Months........ 1,553,822    18.02     1,408,226,032.91    12.85
Over 48 to 60 Months........   833,023     9.66     1,102,581,545.37    10.06
Over 60 Months.............. 1,138,336    13.20     2,028,497,239.40    18.51
                             ---------   ------   ------------------   ------
  Total..................... 8,621,687   100.00%  $10,958,535,065.12   100.00%
                             =========   ======   ==================   ======

            Composition of Accounts by Accountholder Billing Address

                                       Percentage                    Percentage
                                        of Total                      of Total
                             Number of Number of     Receivables     Receivables
State or Territory           Accounts   Accounts     Outstanding     Outstanding
------------------           --------- ---------- ------------------ -----------
California.................. 1,178,997    13.67%  $ 1,447,297,024.28    13.21%
Texas.......................   659,598     7.65       808,518,185.68     7.38
Florida.....................   614,679     7.13       734,135,354.32     6.70
New York....................   588,764     6.83       707,696,480.56     6.46
Illinois....................   379,306     4.40       449,628,413.53     4.10
Pennsylvania................   334,257     3.88       425,882,317.36     3.89
Ohio........................   337,854     3.92       414,284,775.40     3.78
Virginia....................   259,584     3.01       408,042,739.26     3.72
New Jersey..................   276,276     3.20       352,768,684.19     3.22
Michigan....................   276,331     3.21       352,497,287.30     3.22
Georgia.....................   235,647     2.73       317,724,925.05     2.90
North Carolina..............   215,937     2.50       285,966,604.36     2.61
Massachusetts...............   223,441     2.59       284,828,922.07     2.60
Maryland....................   189,282     2.20       275,400,364.37     2.51
Washington..................   170,003     1.97       263,763,334.62     2.41
Indiana.....................   173,506     2.01       219,146,946.96     2.00
Missouri....................   165,858     1.92       211,877,468.34     1.93
Minnesota...................   146,186     1.70       197,753,645.45     1.80
Tennessee...................   159,597     1.85       194,386,393.98     1.77
Colorado....................   154,703     1.79       193,859,280.86     1.77
Arizona.....................   151,621     1.76       184,079,347.26     1.68
Alabama.....................   132,186     1.53       157,334,316.05     1.44
Connecticut.................   114,868     1.33       156,132,784.19     1.42
Louisiana...................   122,376     1.42       147,399,466.61     1.35
Oregon......................    99,116     1.15       133,137,198.62     1.21
South Carolina..............   105,108     1.22       132,909,448.75     1.21
Oklahoma....................   103,296     1.20       124,602,404.79     1.14
Kentucky....................   103,506     1.20       120,761,474.94     1.10
Kansas......................    76,095     0.88       106,721,668.01     0.97
Nevada......................    75,991     0.88        94,302,098.05     0.86
Arkansas....................    75,386     0.87        93,816,905.79     0.86
Mississippi.................    80,811     0.94        85,716,432.85     0.78
West Virginia...............    55,087     0.64        71,852,832.62     0.66
New Hampshire...............    52,663     0.61        69,420,451.00     0.63
New Mexico..................    46,690     0.54        61,972,662.75     0.57
Wisconsin...................    31,135     0.36        59,774,987.41     0.55
Nebraska....................    45,578     0.53        57,652,173.36     0.53
Iowa........................    42,015     0.49        55,254,480.92     0.50
Maine.......................    37,526     0.44        54,504,182.36     0.50
Utah........................    43,223     0.50        54,251,534.70     0.50
Idaho.......................    34,962     0.41        48,713,305.80     0.44
Hawaii......................    34,314     0.40        48,088,784.65     0.44
Rhode Island................    35,608     0.41        46,091,367.97     0.42
Montana.....................    29,243     0.34        39,911,460.68     0.36
Alaska......................    22,817     0.26        35,323,385.75     0.32
Vermont.....................    23,934     0.28        32,032,270.89     0.29
Delaware....................    21,505     0.25        26,810,178.44     0.24
South Dakota................    18,352     0.21        25,304,939.68     0.23
District of Columbia........    19,438     0.23        25,146,500.00     0.23
North Dakota................    17,731     0.21        24,700,166.48     0.23
Wyoming.....................    17,090     0.20        22,696,817.99     0.21
Other.......................    12,610     0.15        16,659,887.82     0.15
                             ---------   ------   ------------------   ------
  TOTAL..................... 8,621,687   100.00%  $10,958,535,065.12   100.00%
                             =========   ======   ==================   ======

  As of July 2, 1999, the Bank, like many other national credit card issuers, had a significant concentration of credit card receivables outstanding in California. Adverse economic conditions affecting accountholders residing in California could affect timely payment by such accountholders of amounts due on the Accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Trust Portfolio.